United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

 Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: October 4, 2021
(Date of Earliest Event Reported)

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130
(Address of principal executive offices)

(858) 284-5000
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	O	New York Stock Exchange
1.125% Notes due 2027	O27A	New York Stock Exchange
1.625% Notes due 2030	O30	New York Stock Exchange
1.750% Notes due 2033	O33A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On October 4, 2021, in connection with the proposed merger (the “Merger”) between Realty Income Corporation (the “Company”) and VEREIT, Inc., Orion Office REIT Inc. (“Orion”) publicly filed a draft registration statement on Form 10 with the Securities and Exchange Commission (the “SEC”) related to the proposed spin-off (the “Spin-off”) of the combined office assets of the Company and VEREIT into a separate, publicly traded REIT.

The Spin-off remains subject to various conditions, including the consummation of the Merger, the declaration of effectiveness of Orion’s Form 10 registration statement with the SEC, approval for listing of Orion’s common stock on a national securities exchange and completion of any necessary financings and reorganization steps, among others. No assurance can be given regarding the final form that a Spin-off may take or the specific terms or timing thereof, or that the Spin-off will in fact occur.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibit hereto may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Realty Income and VEREIT operate and beliefs of and assumptions made by Realty Income management and VEREIT management, involve uncertainties that could significantly affect the financial condition or operating results of Realty Income, VEREIT, the combined company that will be formed by the Merger, if consummated, or any company spun-off by the combined company including the Spin-off. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transactions involving Realty Income and VEREIT, including future financial condition and operating results, plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future - including statements relating to creating value for stockholders, benefits of the proposed transactions to clients, employees, stockholders and other constituents of the combined company, integrating our companies, cost savings and the expected timetable for completing the proposed transactions - are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the proposed Merger and the timing of the closing of the proposed Merger; the ability to secure favorable interest rates on any borrowings incurred in connection with the proposed transactions; the impact of indebtedness incurred in connection with the proposed transactions; the ability to successfully integrate our operations and employees with those of VEREIT; the ability to realize anticipated benefits and synergies of the proposed transactions as rapidly or to the extent anticipated by financial analysts or investors; potential liability for a failure to meet regulatory or tax-related requirements, including the maintenance of REIT status; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; potential changes to tax legislation; changes in demand for developed properties; adverse changes in the financial condition of joint venture partner(s) or major tenants; risks associated with the acquisition, development, expansion, leasing and management of properties; risks associated with the ability to consummate the Spin-off of Orion and the terms thereof, and the timing of the closing of the proposed Spin-off; risks associated with the ability to consummate any sales of office property assets of the Company and VEREIT and the impact of such sales on Orion or the combined company; failure to obtain debt financing to capitalize Orion; risks associated with the geographic concentration of the Company, VEREIT or Orion; risks associated with the industry concentration of tenants; the potential impact of announcement of the proposed transactions or consummation of the proposed transactions on business relationships, including with clients, employees, customers and competitors; unfavorable outcomes of any legal proceedings (including those described above) that have been or may be instituted against Realty Income, VEREIT or any company spun-off by the combined company including the Spin-off; costs related to uninsured losses, condemnation, or environmental issues; the ability to retain key personnel; costs, fees, expenses and charges related to the proposed transactions and the actual terms of the financings that may be obtained in connection with the proposed transactions; changes in local, national and international financial markets, insurance rates and interest rates; general adverse economic and local real estate conditions; the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; foreign currency exchange rates; increases in operating costs and real estate taxes; changes in dividend policy or ability to pay dividends for the Company's or VEREIT’s common stock or preferred stock; impairment charges; unanticipated changes in the Company's or VEREIT’s intention or ability to prepay certain debt prior to maturity and/or hold certain securities until maturity; pandemics or other health crises, such as coronavirus (COVID-19); and those additional risks and factors discussed in reports filed with the SEC by Realty Income. Moreover, other risks and uncertainties of which Realty Income or VEREIT are not currently aware may also affect these forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements. The Company undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The foregoing information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any of the Company’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALTY INCOME CORPORATION

Date:	October 6, 2021	By:	/s/ Michelle Bushore
Michelle Bushore
Executive Vice President, Chief Legal Officer, General Counsel and Secretary